EXHIBIT 10.72



                  SECURITY AGREEMENT AND STOCK PLEDGE AGREEMENT

                                               Dated:  As of November 4 , 1998

1. Borrower(s):    James D. Edwards, and his successors and assigns.
   ----------      Address:       5415 Sunshine Canyon Road
                                  Boulder Canyon, Colorado 80304
                   Telephone:     (303) 449-6784
                   Facsimile:     (303) 449-0424
                   Tax I.D.:      ###-##-####

2. Pledgor(s):     James D. Edwards
   ----------
3. Secured Party:     Capital Associates,  Inc., a  Delaware  corporation, and
   -------------      its successors and assigns
                      Address: 7175 West Jefferson Avenue - Suite 4000
                      Lakewood, Colorado 80235
                      Telephone:  (303) 980-7585
                      Facsimile:  (303) 980-7065

4. Collateral: The following property and all accessions thereto:
   ----------

   4.1. Eighty Six Thousand Two Hundred Fifty ( 86,250 ) shares of $.008 par value common stock of Capital Associates, Inc., a Delaware corporation, represented by stock certificate numbered D 0298, and any substitutions and replacements thereof, held in the name of the Pledgor(s), together with executed blank stock power assignment(s), have been delivered to Secured Party by Pledgor(s) and Secured Party hereby acknowledges receipt of said items.

5. Obligations:
   -----------

            5.1. Any and all obligations of Borrower(s) to Secured Party under that certain promissory note, dated as of November 4, 1998, in the original principal amount of $ $131,069.25 ("Loan Note") and all other agreements and instruments executed by Borrower(s) and delivered to Secured Party in consummating the loan represented by the Loan Note and any other transactions contemplated in said loan.

   5.2. Future advances, if any, made and/or credit granted by Secured Party to Borrower(s) under the Loan Note, plus interest thereon;

   5.3. All expenditures of any kind or nature made by Secured Party to preserve the Collateral, including, but not limited to, all amounts paid to discharge taxes, liens, security interests and any other encumbrances against the Collateral, and to repair any damage to the Collateral or otherwise preserve or maintain the Collateral and all insurance thereon.

6. SECURITY INTEREST: To secure payment and performance of the Obligations, Pledgor(s) hereby pledge(s) and grant(s) to Secured Party a security interest in the Collateral and in all attachments, replacements and accessions thereto and the proceeds therefrom. Pledgor(s) hereby warrant(s) and represent(s) that Pledgor(s) has/have, or forthwith will acquire, title to the Collateral free and clear of all liens, security interests and encumbrances. Contemporaneously with the execution and delivery hereof, Pledgor(s) is/are delivering the certificates representing the Collateral to the Secured Party. The Secured Party's security interest in the Collateral is being granted as security only and shall not affect or modify any obligation or liability of Borrower(s) and/or Pledgor.

7. WARRANTIES AND REPRESENTATIONS: Pledgor(s) warrant(s) and represent(s) to Secured Party the following:

     7.1. Except for the security interests created by this Agreement, Pledgor(s) is/are the owner(s) of all of the Collateral, or will be at the time such Collateral is created or acquired, free and clear of all liens, security interest and encumbrances and any rights to subscribe for or rights or options to purchase or acquire the same (including without limitation, through any securities convertible into or exchangeable for any such pledged securities).

     7.2. The Collateral has been duly authorized and validly issued and is fully paid and non-assessable, and is subject to no option to purchase for similar rights of any person. Pledgor(s) is/are not and shall not become a party to or otherwise bound by any agreement, document or other instrument (other than this Agreement) that restricts in any manner the rights of any present or future holder of any part of the Collateral with respect thereto.

     7.3. The Assignment and granting of the security interest hereunder represents a legally binding obligation of Pledgor(s), and, upon delivery of the stock certificates representing the Collateral, shall constitute a valid, effective, enforceable and perfected security interest in the Collateral in favor of Secured Party. Furthermore, upon delivery of the stock certificates no registration, recordation or filing with any governmental authority is required in connection with the execution, delivery or performance of this Agreement or necessary to establish the validity, effectiveness or enforceability hereof or of the security interest or for the perfection of the security interest. Pledgor(s) has/have not performed and shall not perform any act that might prevent the secured party from enforcing any of the terms and conditions of this Agreement or that would limit the secured party in any such enforcement.

     7.4. Pledgor(s) agree(s) to warrant and defend Secured Party's right, title, security interest in and assignment of Collateral and/or any cash or property distributed thereunder.

     7.5. Pledgor(s) has/have no undisclosed knowledge of any circumstances or conditions with respect to the Collateral that could reasonably be expected to adversely affect the value or marketability of such Collateral.

     7.6. The execution and delivery of this Agreement will not violate any agreement to which Pledgor(s) is/are a party or, to the best of Pledgor's(s') knowledge, will not violate any law governing Pledgor(s).

     7.7. All information and statements with respect to Pledgor(s) on the front of this Agreement are true and correct.

8. EVENTS OF DEFAULT: The occurrence of any of the following events shall constitute an event of default under this Agreement:

     8.1. Default in the payment or performance of any of the Obligations when due, after written notice of such default is provided to Borrower(s) by Secured Party and the applicable grace period had expired;

     8.2. Failure of Borrower(s) to perform or observe other covenants contained in this Agreement, any other agreements or any other documents or instruments evidencing an obligation of Borrower(s) to Secured Party, whether now or hereafter in existence, and Borrower(s) fail(s) to cure such default(s) within the allotted time period after receipt of written notice of such default(s) by Secured Party;

     8.3. Any warranty, representation or statement of Pledgor(s) in this Agreement, or by the Borrower(s) in any other agreement, document or instrument, or otherwise made or furnished to Secured Party by or on behalf of Borrower(s), proves to have been false in any material respect when made or furnished; and

     8.4. The sale or transfer of Pledgor's interest in the Collateral or any part thereof, or interest therein, without the prior written consent of Secured Party.

9.   REMEDIES:

     9.1. Upon the occurrence of any Event of Default and at any time thereafter, Secured Party shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code as then in effect in the State of Colorado ("UCC"), regardless of whether the UCC applies to the security transactions covered by this Agreement.

     9.2. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party, in its sole discretion, may assign or transfer the whole or any part of the Obligations and may transfer and deliver the whole or any part of the Collateral into the name of any transferee and the transferee shall be vested with all the rights and powers of Secured Party hereunder with respect to the Collateral so transferred.

     9.3. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to receive and retain as Collateral hereunder all dividends and other payments and distributions made upon or with respect to the Collateral and the Pledgor(s) shall take all such actions and execute and deliver all such instruments as the Secured Party may deem necessary or desirable to give effect to such right.

     9.4. Upon the occurrence of an Event of Default and at any time thereafter, the proceeds of any sale of, or other realization upon all or any part of the Collateral and any cash held by the Borrower(s) shall be applied by the Secured Party in the following order of priorities: (i) to the payment of the reasonable expenses of such sale or other realization including reasonable compensation to the Secured Party and Counsel, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses or other amounts for which the Secured Party is to be reimbursed hereunder,
              (ii) to the ratable payment in respect of accrued but unpaid interest, if any, on the Obligations; (iii) to the ratable payment in respect of due but unpaid principal of the Loan Note and any and all other unpaid Obligations; and (iv) to payment to the Pledgor(s) or to his/her/its respective heirs, successors, or assigns, as a court of competent jurisdiction may direct.

     9.5. It is further agreed and understood that no delay on the part of Secured Party in exercising any of the rights hereunder shall operate as a waiver of said rights, nor shall Secured Party be liable to the undersigned for any delay in collecting or realizing upon the Collateral or substitutes therefor or additions thereto.

     9.6. Secured Party may delay exercising or may omit to exercise any right or remedy under this Security Agreement without waiving that or any other part, present or future right or remedy.

     9.7. Upon payment in full of all Obligations of the Borrower(s) to the Secured Party, the Secured Party shall deliver the Collateral to the Pledgor(s) and this Agreement shall terminate.

     9.8. Upon the occurrence of an Event of Default and at any time thereafter (whether or not any or all of the pledged securities have been transferred of record into the secured parties names), the Secured Party shall have the right to the extent permitted by law and the Pledgor(s) shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consent, ratifications and waivers, and take any other actions, with respect to any or all of the pledged securities with the same force and effect as if the Secured Party were the absolute and sole owner.

10.  GENERAL:

     10.1.    The    terms    "Borrower(s)",    "Pledgor(s)",   "Secured Party",
              "Collateral" and "Obligations" are defined in paragraphs 1,2,3,4 and 5;

     10.2. No defaults shall be waived by Secured Party except in writing and no waiver by Secured Party or other right under this Agreement shall operate as a waiver of any other payment or right;

     10.3. Secured Party may assign or transfer its rights under this Agreement to any transferee. Pledgor(s) hereby agree(s) that on such assignment or other transfer, all rights, powers and remedies of Secured Party hereunder shall belong to and be exercisable by the transferee.

     10.4. If there is more than one Pledgor(s), all of the terms and conditions of this Agreement shall apply to each and any of them jointly and severally;

     10.5. Without affecting any obligations of Pledgor(s) under this Agreement, Secured Party without notice or demand may renew or extend the terms and conditions of any of the Obligations; take or release any other Collateral as security for any of the Obligations, and add or release any guarantor, endorser, surety or other party to any of the Obligations;

     10.6. Beyond the exercise of reasonable care in the custody thereof, the Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if the Collateral is accorded treatment substantially equal to that accorded by the Secured Party to their own property. The Secured Parties shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Secured Party in good faith.

     10.7. Any consent, notice or other communication required or contemplated by this Agreement shall be in writing. It shall be deemed given when hand delivered or three (3) days after deposit in U.S. mail, if mailed, certified or registered U.S. mail, return receipt requested, postage prepaid, to the other party at the address given on the first page hereof or at such other address given by notice as herein provided; or one (1) business day after being sent via air express carrier, fare prepaid; or on the business day if received during business hours or the next following business day such item is transmitted by facsimile; provided such consent, notice or other communication is made to the respective addressee at the address or facsimile number such party set forth herein, or at such other address or facsimile number given by notice as herein.

     10.8. All of the rights of Secured Party under this Agreement shall be cumulative and shall inure to the benefit of its successors and assigns. All obligations of Pledgor(s) hereunder shall be binding upon the heirs, legal representatives, successors or assigns of Pledgor(s)

     10.9. Any provision hereof contrary to, prohibited by, or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. Pledgor(s) acknowledge(s) receipt of a true copy of this Agreement and waive(s) acceptance hereof.

     10.10. This Agreement may be signed in one or more counterparts, each of which shall have the effect of an original, but all such counterparts shall be deemed one and the same agreement;

     10.11. The Pledgor(s) shall defend, indemnify and hold the Secured Party harmless for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Secured Party in any way relating to or arising out of this Agreement any other related document or any other document contemplated by or referred to herein or therein or the transactions contemplated by or referred to herein or therein or the encroachment of any of the terms hereof or thereof or otherwise arising or relating in any manner to the pledges contemplated hereunder.

     10.12. This Agreement shall be construed under, governed by and enforced under the laws of the State of Colorado.

     10.13. This Agreement represents the entire agreement and understanding between Secured Party and Pledgor(s) with regard to the subject matter hereof and supersedes all prior agreements. Any modification or amendments to this Agreement shall be in writing and signed by the party to be charged.

     10.14. Except as otherwise provided in this Agreement, the Pledgor(s) hereby waive(s), to the extent permitted by applicable law, notice of Judicial Hearing in connection with the Secured Party taking possession or disposing of any of the Collateral including, without limitation, any and all prior notices and hearings for any prejudgment remedy or remedies and any such right that Pledgor(s) otherwise would have under the Constitution or any statute of the United States or any State, and, to the full extent permitted by applicable law, Pledgor(s) hereby further waive(s) all the requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Pledgor's(s') rights and powers. Any sale or realization upon any Collateral shall operate to divest all right, title and interest, at law or in equity against the Pledgor(s) thereon and thereto, and shall be a perpetual bar both at law and in equity against Pledgor(s) and against any and all persons claiming or attempting to claim the Collateral.


                                              PLEDGOR(S):

                                              /s/James. D. Edwards
                                              ----------------------------------
                                              Name:  James D. Edwards
                                              Date:  November 18, 199
                                                     ---------------------------